                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports (and to all references to our firm) included in or made a part of this Amendment No. 1 to the Registration Statement (File No. 333-21459) on Form S-1 for Hartford Life, Inc.



                                          /s/  ARTHUR ANDERSEN LLP


Hartford, Connecticut

March 19, 1997